Exhibit 10xx

BRISTOL-MYERS SQUIBB COMPANY

BENEFIT EQUALIZATION PLAN—SAVINGS AND INVESTMENT PROGRAM

(as amended and restated effective as of January 1, 2012)

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TABLE OF CONTENTS

(continued)

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BRISTOL-MYERS SQUIBB COMPANY

BENEFIT EQUALIZATION PLAN—SAVINGS AND INVESTMENT PROGRAM

(as amended and restated effective as of January 1, 2012)

I. DEFINITIONS.

Unless the context or subject matter otherwise requires, the definitions set forth in this Section I shall govern in this Plan (as herein defined). Notwithstanding anything herein to the contrary, to the extent capitalized terms in this Plan conflict with such terms in the SIP (as herein defined), the terms of the SIP shall control.

“Account Balance” shall mean the sum of the Deferral Credits and Employer Credits made to a Participant’s Plan Account in accordance with Section IV and/or any BEP-Retirement Plan Credits made to such Plan Account, as adjusted to reflect Investment Adjustments, less all prior withdrawals and/or distributions.

“Additional Annual Contributions” shall have the meaning set forth for such term in the SIP.

“Administrative Agent” shall mean the administrative agent of the Savings Plan Committee.

“After-Tax Contributions” shall have the meaning set forth for such term in the SIP.

“Annual Salary” shall have the meaning set forth for such term in the SIP.

“Beneficiary” shall mean the person or persons entitled to receive payment of the unpaid portion of a Participant’s vested Account Balance in the event of the Participant’s death, determined in accordance with Section VI.G.

“BEP—Retirement Plan” shall mean the Bristol-Myers Squibb Company Benefit Equalization Plan—Retirement Income Plan, and as amended from time to time.

“BEP-Retirement Plan Credits” shall mean amounts credited to a Participant’s Plan Account pursuant to the Participant’s distribution election, if any, under the BEP—Retirement Plan.

“Claims Appeal Guidelines” shall mean the Administrative Procedures for Defined Contribution Plan Claims and Appeals attached hereto as Exhibit A, and as amended from time to time.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall mean Bristol-Myers Squibb Company and any successor or successors thereof.

“Company Stock Fund” shall have the meaning set forth for such term in the SIP.

“Compensation Committee” shall mean the Compensation and Management Development Committee of the Board of Directors of the Company.

“Deferral Credits” shall mean amounts credited to a Participant’s Plan Account pursuant to Sections IV.B and IV.C.

“Employee” shall have the meaning set forth for such term in the SIP.

“Employer Credits” shall mean amounts credited to a Participant’s Plan Account pursuant to Section IV.D, consisting of Matching Credits and Non-Elective Credits.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Fixed Income Fund” shall have the meaning set forth for such term in the SIP.

“Installment Method” shall have the meaning set forth for such term in Section VI.A.

“Investment Adjustments” shall mean increases or reductions to a Participant’s Account Balance to reflect the performance of the investment funds in which the Participant’s Plan Account is hypothetically deemed invested in accordance with Section IV.F.

“Matching Contributions” shall have the meaning set forth for such term in the SIP.

“Matching Credits” shall mean amounts credited to a Participant’s Plan Account pursuant to Section IV.D.1.

“Non-Elective Credits” shall mean amounts credited to a Participant’s Plan Account pursuant to Section IV.D.2.

“Participant” shall mean each participant in this Plan as determined in accordance with Section III.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

“Participating Employer” shall mean any corporation participating in the SIP.

“Plan” shall mean the Bristol-Myers Squibb Company Benefit Equalization Plan—Savings and Investment Program, as amended and restated herein, and as amended from time to time.

“Plan Account” shall mean the unfunded notional bookkeeping account or accounts reflecting the Account Balance.

“Plan Year” shall mean the calendar year.

“Pre-Tax Contributions” shall have the meaning set forth for such term in the SIP.

“Retirement Eligible” shall mean that, as of the Participant’s Separation From Service, the Participant either (1) has attained age 65, or (2) has both attained age 55 and earned at least 10 Years of Service.

“Rule of 70 Eligible” shall mean that the Participant satisfies each and every one of the following requirements:

(1) The Participant had an involuntary Separation From Service from the Company or an affiliate with respect to which the Participant is eligible for benefits under a Company-sponsored severance plan or agreement.

(2) As of the Participant’s Separation From Service, the Participant had completed at least ten Years of Service.

(3) As of the Participant’s Separation From Service, the Participant has combined whole and partial years of age and years of employment (measured from the Participant’s date of hire to Separation From Service), the sum of which, rounded up to the next higher whole number, equals at least 70.

(4) As of the Participant’s Separation From Service, the Participant is not Retirement Eligible.

(5) The Participant executes a general release of claims against the Company, in a form provided by the Company (which may be in the form of a letter agreement or otherwise), returns it to the Company within the time period specified in the general release and does not revoke it (directly or indirectly) prior to the expiration of the period for revocation. For avoidance of uncertainty, failure for any reason to return an executed general release in the form provided by the Company within the time period for doing so shall be deemed a refusal to do so (such requirements being the “Release Requirements”).

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

“Savings Plan Committee” shall mean the committee appointed by the Compensation Committee to administer this Plan. The Savings Plan Committee shall serve as Plan Administrator of the Plan.

“Separation From Service” shall mean a Participant’s voluntary or involuntary severance of employment with the Company and Participating Employers, except by reason of temporary absence, provided that, except for purposes of Section III.B, Separation From Service shall not include death or a transfer to an affiliate or subsidiary of the Company that is not a Participating Employer; and further provided, that for purposes of Sections VI.C, VI.D, VI.E and VI.F, a Separation From Service shall not occur until the date that a Participant experiences a “separation from service” from the Company (and all of the members of the controlled group of the Company within the meaning of Code section 414(b) and (c)), within the meaning of Code section 409A(a)(2)(A)(i) and (1) IRS Notice 2005-1 and proposed Treasury Regulation section 1.409A-1(h), for periods after December 31, 2004 but prior to April 17, 2007; or (2) final Treasury Regulation section 1.409A-1(h), for periods after April 17, 2007.

“SIP” shall mean the Bristol-Myers Squibb Company Savings and Investment Program, and as amended from time to time.

“SIP Account” shall mean a Participant’s separate account, and each sub-account, under the SIP.

“Specified Employee” shall mean a “specified employee” as determined by the Savings Plan Committee or its designee in accordance with Code section 409A(a)(2)(B)(i).

“Subsequent Deferral Rules” shall mean the rules set forth in Section VI.D.5 of the Plan that a Participant must satisfy to elect an alternative time and/or form of payment or to modify an existing alternative payment election.

“Transition Contributions” shall have the meaning set forth for such term in the SIP.

“Unforeseeable Emergency” shall mean a severe financial hardship to a Participant resulting from (1) an illness or accident of the Participant or the Participant’s spouse, Beneficiary or dependent (as defined in section 152 of the Code, without regard to section 152(b)(1), (b)(2) and (d)(1)(B)), (2) loss of the Participant’s property due to casualty, or (3) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Savings Plan Committee. Any determination by the Savings Plan Committee as to whether a Participant is faced with an Unforeseeable Emergency shall be made in accordance with the requirements of Treasury Regulation section 1.409A-3(i)(3).

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

“Year(s) of Service” shall have the meaning set forth for such term in the SIP.

II. PURPOSE AND HISTORY OF THE PLAN.

The purpose of this Plan is to provide benefits for certain Employees participating in the SIP whose funded benefits under that plan are or will be limited by application of certain limitations contained in the Code. The Plan is intended to be an unfunded “excess benefit plan” as that term is defined in Section 3(36) of ERISA to the extent that it provides benefits in excess of the limitations on contributions and benefits imposed by section 415 of the Code with respect to Participants under the SIP, and a “top hat” plan meeting the requirements of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA to the extent that it provides benefits based on compensation in excess of the limitation imposed by section 401(a)(17) of the Code on the annual compensation of a Participant that may be taken into account under the SIP. The Plan is not intended to be a plan described in section 401(a) of the Code. The Plan was previously effective as of January 1, 1991, has been restated from time to time, including in 1996 and in 2007, and has been further amended from time to time since 2007. The Plan is again amended and restated in the following form effective as of January 1, 2012, except as otherwise specified herein.

III. ELIGIBILITY AND PARTICIPATION IN THE PLAN.

A. Eligible Participants. Each Employee who is a Participant in the Plan as of December 31, 2011 shall continue to be a Participant in the Plan as of January 1, 2012. Each other Employee who is a participant in the SIP and who is employed by a Participating Employer shall be eligible to participate in this Plan and shall become a Participant in this Plan upon the earlier of when (1) the allocation of contributions to his or her SIP Account would exceed the limitations on benefits and contributions imposed by section 415 of the Code for a given Plan Year, or (2) amounts of his or her compensation would be excluded from his Annual Salary determined under the SIP for a given Plan Year by reason of the application of section 401(a)(17) of the Code.

B. Cessation of Participation. Participation in the Plan shall terminate upon the Participant’s Separation From Service with the Company or other Participating Employer, as applicable, except, however, that an individual who has a vested Account Balance under the Plan after his or her Separation From Service will continue to be treated as a Participant (other than for purposes of receiving Deferral Credits and Employer Credits under Section IV) until his or her entire Account Balance has been distributed or forfeited.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

IV. CALCULATION OF BENEFITS.

A. Credits to Plan Accounts.

1. General Rules. The Company shall establish and maintain a Plan Account in the name of each Participant for the crediting of Deferral and Employer Credits under this Plan.

2. Rules Applicable to Deferral and Matching Credits.

(a) Deferral Credits and Matching Credits shall be credited to the Plan Account of each Participant as provided in this Section IV (and in the manner described in Sections IV.B, IV.C, or IV.D.1, as applicable) only for Plan Years in which the Participant has in effect an irrevocable deferral election under this Plan and in accordance with Section IV.A.2(b), to reduce his or her Annual Salary in exchange for having Deferral Credits credited to a Plan Account under and subject to this Plan.

(b) A Participant’s deferral election under this Plan for a Plan Year: (i) must be completed no earlier than the start of and prior to or on the last day of an annual enrollment period established by the Plan Administrator, which annual enrollment period shall end no later than the last day of the Plan Year prior to the Plan Year to which the annual enrollment period relates; (ii) may be modified or revoked during the annual enrollment period; (iii) will apply only to the Plan Year beginning immediately following the Plan Year in which the annual enrollment period falls, and to subsequent Plan Years until modified or revoked; (iv) will apply only to Annual Salary for services performed during the Plan Year beginning immediately following the Plan Year in which the annual enrollment period falls, and to subsequent Plan Years until modified or revoked; (v) will be irrevocable as of the close of business on the last day of the annual enrollment period; (vi) allows the Participant to defer receipt of any percentage of Annual Salary not less than 2% and not more than 25% for periods on and after January 1, 2013 (20% for periods prior to January 1, 2013), in whole percentages; and (vii) may not be modified or revoked after the start of the Plan Year to which it relates, subject to Sections IV.E and VI.K.

(c) For purposes of Section IV.A.2(b) and Section IV.A.3, the following actions or inactions will not constitute a deferral election (or a modification of a prior deferral election) under the Plan even if in accordance with the terms of the Plan, the actions or inactions result in an increase in the amounts deferred under the Plan, provided, that such actions or inactions do not otherwise affect the time or form of payment under the Plan:

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

(i) A Participant’s action or inaction under the SIP with respect to Pre-Tax Contributions under the SIP, including an adjustment to a deferral election under the SIP, provided that for any given taxable year, the Participant’s action or inaction does not result in an increase in the amounts deferred under this Plan and any other nonqualified deferred compensation plan in which the Participant participates (other than Matching Credits) in excess of the limit with respect to elective deferrals under section 402(g)(1)(A), (B), and (C) in effect for the taxable year in which such action or inaction occurs; and/or

(ii) A Participant’s action or inaction under the SIP with respect to Pre-Tax Contributions under the SIP and After-Tax Contributions to the SIP by the Participant that affects the amounts that are credited as Matching Credits or other similar contingent benefits under this Plan and any other nonqualified deferred compensation plan in which the Participant participates, provided that the total of such Matching Credits and other contingent amounts never exceeds 100% of the Matching Contributions that would be provided under the SIP absent any plan-based restrictions in the SIP that reflect limits on qualified plan contributions under the Code.

Under the terms of the SIP, adjustments by a Participant after the commencement of a Plan Year of the percentage of his or her Pre-Tax Contributions, or After-Tax Contributions that would result in a modification of the amount deferred under this Plan in excess of the limits described in Section IV.A.2(c)(i) and (ii), as applicable, are not permitted, and any attempt by the Participant to make such adjustment will not be recognized under this Plan, including without limitation, for purposes of the provisions of Sections IV.B, IV.C and IV.D, as applicable.

(d) A Participant will be credited with Deferral Credits for a Plan Year under either Section IV.B or Section IV.C (depending on which limit the Participant exceeds first under the SIP during that Plan Year). To the extent a Participant first meets the requirements for Deferral Credits under both Section IV.B and Section IV.C in the same payroll period, Deferral Credits for such payroll period and for the rest of such Plan Year shall be provided under Section IV.B only.

(e) Deferral Credits and Matching Credits to a Participant’s Plan Account shall be credited on a payroll period basis (at the same time SIP contributions would otherwise be allocated to the Participant’s SIP Account for such payroll period), based on the amount of the Participant’s Annual Salary payable for each such payroll period. The Participant’s Annual Salary shall be reduced by the amount of Deferral Credits for any payroll period a Participant meets the requirements for Deferral Credits under Section IV.B. or Section IV.C.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

3. Special Rule for Newly Eligible Employees. Notwithstanding anything herein to the contrary, an Employee who first becomes eligible to participate in the SIP during a calendar year may make a deferral election under the Plan for that calendar year if the Savings Plan Committee or its delegate determines, in its sole discretion, that such Employee will become eligible to participate in the Plan during that calendar year in accordance with Section III.A. Any election made pursuant to this Section IV.A.3: (a) must be completed no later than 30 days after the Employee first becomes eligible to participate in the SIP in accordance with Article II of the SIP (the “Eligibility Date”); (b) will apply only to the Plan Year during which the Employee first becomes eligible to participate in the SIP (the “First Plan Year”) and to subsequent Plan Years until modified or revoked; (c) will apply only to Annual Salary for services performed during the First Plan Year and after the election is filed, and during subsequent Plan Years until modified or revoked; (d) will be irrevocable as of the close of the 30th day after the Eligibility Date and may not be modified or revoked after such date until the next annual enrollment period, subject to Sections IV.E and VI.K; and (e) allows the Participant to defer receipt of any percentage of Annual Salary not less than 2% and not more than 25% for periods on and after January 1, 2013 (20% for periods prior to January 1, 2013), in whole percentages.

B. Code Section 415 Deferral Credits. The Plan Account of each Participant shall be credited (at the time specified in Section IV.A.2(e)) with Deferral Credits under this Section IV.B if such Participant (1) meets the requirements of Section IV.A.2 or Section IV.A.3 for a Plan Year and (2) is precluded from making additional Pre-Tax or After-Tax Contributions to his SIP Account due to the limitations of section 415 of the Code in a given payroll period of a Plan Year. The Deferral Credits credited under this Section IV.B shall equal the percentage of the Participant’s Annual Salary that he elected to defer under the Plan for such Plan Year for the period commencing as of the first payroll period that the Participant is precluded from making any additional contributions to his SIP Account due to the application of section 415 of the Code, through the last payroll period of the Plan Year. For any payroll period as to which only a portion of the Participant’s additional contributions are limited due to the application of section 415 of the Code, the Deferral Credits for such payroll period shall be prorated based on the portion of the Participant’s Pre-Tax or After-Tax Contributions that could not be made to the SIP for the applicable payroll period on account of that limitation.

C. Code Section 401(a)(17) Deferral Credits. The Plan Account of each Participant shall be credited (at the time specified in Section IV.A.2(e)) with Deferral Credits under this Section IV.C if such Participant (1) meets the requirements of Section IV.A.2 or Section IV.A.3 for a Plan Year and (2) is precluded from making additional Pre-Tax or After-Tax elective deferrals to his SIP Account because the Participant’s Annual Salary exceeds the limitations of section

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

401(a)(17) of the Code in a given payroll period of a Plan Year. The Deferral Credits credited under this Section IV.C shall equal the percentage of the Participant’s Annual Salary that he elected to defer under the Plan for such Plan Year for the period commencing as of the first payroll period that the Participant’s additional contributions to his SIP Account are limited due to the application of section 401(a)(17) of the Code, through the last payroll period of the Plan Year. For any payroll period where only a portion of the Participant’s additional contributions are limited due to the application of section 401(a)(17) of the Code, the Deferral Credits for such payroll period shall be prorated based on the portion of the Participant’s Annual Salary that could not be taken into account for purposes of contributions to the SIP Account.

D. Employer Credits.

1. Matching Credits. A Plan Account credited with Deferral Credits for a Plan Year under Section IV.B or Section IV.C shall also be credited (at the time specified in Section IV.A.2(e)) with Matching Credits in an amount equal to the amount of Matching Contributions, if any, that would have been contributed to the SIP on such Participant’s behalf for such Plan Year (without regard to the limitations imposed under section 415 or 401(a)(17) of the Code) if the Deferral Credits determined under Section IV.B and/or Section IV.C, as the case may be, had been contributed to the SIP.

2. Non-Elective Credits. The Plan Account of each Participant shall also be credited with an amount of Non-Elective Credits equal to the amount of Additional Annual Contributions and/or Transition Contributions that would have been credited to the SIP on such Participant’s behalf for a Plan Year (without regard to the limitations imposed under section 415 or 401(a)(17) of the Code) less the amount of Additional Annual Contributions and/or Transition Contributions actually contributed to the SIP for such Plan Year. Non-Elective Credits shall be credited to a Participant’s Plan Account at the same time that Non-Elective Contributions are made to the SIP.

E. Cancellation of Deferrals. A Participant may petition the Savings Plan Committee or its designee to cancel his deferrals under this Plan during any period of time that the Participant establishes to the satisfaction of the Savings Plan Committee that he is facing an Unforeseeable Emergency. If the petition for cancellation is approved, such cancellation shall take effect as of the first payroll period following the date of approval. Notwithstanding the foregoing, a Participant’s deferrals under the Plan shall be automatically cancelled during a Plan Year if the Participant applies for and receives a hardship withdrawal under the SIP in accordance with Treasury Regulation section 1.401(k)-1(d)(3), but only to the extent that the Participant’s elective deferrals under the SIP are suspended on

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

account of such hardship withdrawal. Such cancellation shall take effect as soon as administratively practicable following the date the hardship withdrawal is made. If deferrals by a Participant have been cancelled during a Plan Year due to an Unforeseeable Emergency or on account of his receiving a hardship withdrawal under the SIP, the Participant will not be eligible to make any further deferrals in respect of that Plan Year. The Participant may be eligible to elect to make deferrals for subsequent Plan Years provided that such elections are made prior to the Plan Year with respect to which such deferral relates. A Participant’s deferral election for any Plan Year in which a suspension of the Participant’s deferrals under the SIP remains in effect due to receipt of a hardship withdrawal in the previous year shall not take effect until the suspension period under the SIP ends. If a Participant’s Deferral Credits are cancelled or delayed pursuant to this Section E, no Matching Credits will be credited to such Participant’s Plan Account for any payroll period to which such cancellation or delay applies.

F. Investment Adjustments to Plan Accounts. While a Participant’s Plan Account does not represent the Participant’s ownership of, or ownership interest in, any particular assets, the amounts credited to the Participant’s Plan Account shall be adjusted as of the close of each business day, or at such other times as may be determined by the Savings Plan Committee, to reflect the performance of the investment funds in which such credited amounts are hypothetically deemed invested in accordance with this Section IV.F. The investment funds in which a Participant’s Plan Account credits are hypothetically deemed invested shall be determined as follows:

1. Prior to October 1, 1994, each Participant was given the opportunity to elect to have credits to his Plan Account made on or after October 1, 1994 deemed to be invested in any one or a combination of the investment funds being offered under the SIP on and after October 1, 1994, (other than the Company Stock Fund) in 1% increments. In the event a Participant failed to make such an election, all such credits were deemed to be invested in the investment funds as determined by the Savings Plan Committee to be most closely resembling the investment funds the Participant had elected with respect to the credits to his Plan Account made prior to October 1, 1994; provided, however, that where a Participant’s existing investment directions had allocated one-third (33 1/3%) of his Plan Account to each of the three investment funds in existence on September 30, 1994 (other than the Company Stock Fund), the equivalent allocation was deemed to be 33%, 33% and 34%, with 34% allocated to the least volatile investment fund (as determined by the Savings Plan Committee) which most closely resembles the least volatile investment fund which the Participant had elected prior to October 1, 1994.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

2. Effective as of the close of business on September 30, 1994 (or as soon as practicable thereafter), each Participant’s Plan Account was adjusted as if the credits to his Plan Account representing a type of investment under the Plan was reduced to cash (other than any credits representing a deemed investment in the Fixed Income Fund) and reinvested in such investment fund or funds being offered on and after October 1, 1994 under the SIP (other than the Company Stock Fund) as determined by the Savings Plan Committee to most closely resemble the respective investment fund in which such credits were deemed invested prior to October 1, 1994.

3. On and after October 1, 1994, on any business day the Participant may, pursuant to telephonic notification with the Administrative Agent, (a) elect to have Plan Account credits deemed to be invested, in 1% increments, among such funds established under the SIP, other than the Company Stock Fund, effective as of the first day of the next payroll period (or as soon as practicable thereafter) and (b) elect that the credits to his Plan Account under this Section IV representing any type of investment under the Plan be deemed to be reduced to cash (in 1% increments) and that such deemed cash be invested in such other funds which the Participant shall designate in such election, effective as of the next business day (or as soon as practicable thereafter). Notwithstanding the foregoing, no election under paragraph (b) above with respect to credits accrued prior to October 1, 1994 was accepted during the period beginning on September 27, 1994 and ending on or about November 30, 1994 (or as soon as practicable thereafter).

4. Any investment election given by a Participant shall continue in effect until changed by the Participant. To the extent a Participant makes no election, all such credits shall be deemed to have been invested in the default investment fund established under the SIP.

5. For purposes of this Plan, “telephonic notification” shall include any form of communication acceptable to the Administrative Agent, including, telephone, telegraph, satellite or other wireless communication. A “business day” shall mean any day the New York Stock Exchange is open for business.

V. VESTING.

A Participant shall at all times be 100% vested in his Deferral Credits and BEP-Retirement Plan Credits (and any Investment Adjustments attributable thereto). A Participant shall become vested in Employer Credits (and any Investment Adjustments attributable thereto) at the same time the corresponding Matching Contributions, Additional Annual Contributions and Transition Contributions allocated to the Participant’s SIP Account become vested under the SIP (or upon becoming a Participant in the Plan, if the Participant’s Matching Contributions, Additional Annual Contributions and/or Transition Contributions are already vested under the SIP at such time).

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

VI. TIME AND FORM OF PAYMENT OF ACCOUNT BALANCE.

A. Pre-April 1, 1995 Separation From Service. In the case of a Participant whose Separation From Service occurs prior to April 1, 1995, the vested Account Balance shall be payable to the Participant (or his Beneficiary) at the same time and in the same form as the Participant’s benefit under the SIP is payable; provided, however, that such form of distribution is either a lump sum payment or annual installments over a period of two to 15 years consisting of an amount equal to his vested Account Balance divided by the number of installments then remaining (including the installment in question) each year, payable commencing as of the month designated under the SIP for commencement of such payment and as of the same month in each year thereafter until payment of all such installments are made (the “Installment Method”). If such form of distribution under the SIP is not one of these two forms, the distribution to such Participant (or his Beneficiary) shall be a cash lump sum payment, unless he irrevocably elects, in writing, to receive such distribution at a later date or under the Installment Method, which election must be made prior to his Separation From Service, and in the Plan Year prior to, but not less than 90 days prior to, the date such lump sum is to be paid or such installments are to commence.

B. Separation From Service on or After April 1, 1995 and Prior to January 1, 2005. In the case of a Participant whose Separation from Service occurs on or after April 1, 1995 and prior to January 1, 2005, the vested Account Balance shall be payable to the Participant (or his Beneficiary) as follows:

1. A Participant who, as of the date of Separation From Service, is not Retirement Eligible or is not Rule of 70 Eligible, shall be paid in the form of a cash lump sum payment payable as soon as practicable following such Separation From Service.

2. A Participant who, as of the date of Separation From Service, is Retirement Eligible or Rule of 70 Eligible shall be paid in the form of a cash lump sum payment as soon as practicable following such Separation From Service unless, in any Plan Year prior to the Participant’s Separation From Service, such Participant irrevocably elected, in writing, in accordance with the Subsequent Deferral Rules, to receive such distribution:

(a) at a later date in a cash lump sum,

(b) in the Installment Method or

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

(c) effective December 14, 2000, in annual installments based on the Participant’s life expectancy or joint life expectancies of the Participant and his Beneficiary commencing on April 1 of the year following the later of (i) the year in which the Participant reaches age 70-1/2 or (ii) the year in which the Participant has a Separation From Service. Such installments shall continue until the earlier of (x) the vested Account Balance having no more value or (y) the Participant’s death, upon which time the remaining Account Balance would continue to be paid in such installments to the Participant’s designated Beneficiary. Any final Account Balance remaining at the later of the death of the Participant or the Participant’s designated Beneficiary shall be paid in a lump sum to the designated Beneficiary’s estate in accordance with Section VI.G.

Payments made pursuant to an election under either paragraph (a) or (b), above, must commence no later than the later of (i) the year in which the Participant reaches age 70-1/2 or (ii) the year in which the Participant has a Separation From Service.

3. Subject to the Subsequent Deferral Rules, effective December 14, 2000, a Participant at the E-09 grade level or above who is Retirement Eligible or Rule of 70 Eligible may elect prior to his Separation From Service (a) to receive annual installments beginning no later than April 1 of the year following the later of (i) the year such Participant reaches age 70-1/2 or (ii) the year in which the Participant has a Separation From Service, and (b) an amount for the first year installment which must be no less than five percent of such Participant’s vested Account Balance as of the payment commencement date. Each installment thereafter would be adjusted for the cost of living increase under the Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W) that is used to adjust benefits paid to Social Security beneficiaries and such installments shall continue until the earlier of (x) the vested Account Balance having no more value or (y) the Participant’s death, upon which time the remaining Account Balance would continue to be paid in such installments to the Participant’s spouse (if the Participant had so elected). Any final Account Balance remaining at the later of the death of the Participant or the Participant’s spouse, if applicable, shall be paid in a lump sum to the Participant’s designated Beneficiary.

4. Separation From Service During 2004. Notwithstanding anything in Section VI.B.2 to the contrary, a Participant who has a Separation From Service during 2004 and who, at the time of such Separation From Service is Retirement Eligible or Rule of 70 Eligible, may modify or revoke a previous election made pursuant to Section VI.B.2, provided such modification or revocation occurs no later than the last day of the calendar year prior to his Separation From Service and satisfies the Subsequent Deferral Rules.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

C. Separation From Service on or After January 1, 2005 and Prior to January 1, 2007. In the case of a Participant whose Separation From Service occurs on or after January 1, 2005 and prior to January 1, 2007, the vested Account Balance shall be payable to the Participant (or his Beneficiary) in the default form of payment set forth in Section VI.C.1 herein, unless a timely election for an alternative form of payment is made in accordance with Section VI.C.2 herein.

1. Default Form of Payment. Subject to Section VI.C.3(b) below, a Participant who, as of the date of his Separation From Service, is either (a) not Retirement Eligible, (b) not Rule of 70 Eligible or (c) Retirement Eligible or Rule of 70 Eligible but does not make a timely election under Section VI.C.2 herein, shall receive his vested Account Balance, subject to Section VI.F herein, in a cash lump sum payment within 60 days following the Participant’s Separation From Service (referred to as the “Section VI.C Default Form of Payment”).

2. Alternative Forms of Payment. Subject to the Subsequent Deferral Rules, a Participant who, as of the date of his Separation From Service, is either Retirement Eligible or is Rule of 70 Eligible, shall be permitted to elect payment under one or more of the following forms of payment:

(a) With respect to the portion of such Participant’s Account Balance credited and vested prior to January 1, 2005: (i) in a cash lump sum payment at a deferred date; (ii) in annual installments of two to 15 years; or (iii) in annual installments based on the Participant’s life expectancy or the joint life expectancies of the Participant and his Beneficiary, commencing April 1 of the year following the later of (1) the year in which the Participant reaches age 70-1/2 or (2) the year in which the Participant has a Separation From Service. Payments made pursuant to an election under either clause (i) or (ii) of this paragraph (a) must commence no later than the later of (x) the year in which the Participant reaches age 70-1/2 or (y) the year in which the Participant has a Separation From Service.

(b) With respect to the portion of such Participant’s Account Balance credited or vested on or after January 1, 2005: (i) in a cash lump sum payment at a deferred date; or (ii) in annual installments of two to 15 years. A Participant who makes an alternative payment election pursuant to this Section VI.C.2(b) must also elect when payments will commence in accordance with the Subsequent Deferral Rules.

3. Special Provisions Relating to Rule of 70 Eligibility.

(a) In General. The ability to elect an alternative form of payment under this Section C is limited to Participants who, as of their Separation From Service, are Retirement Eligible or Rule of 70 Eligible. To be Rule of 70 Eligible, a Participant must, among other things, satisfy the Release Requirements

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

as defined under the definition of Rule of 70 Eligible. Under certain circumstances, the Release Requirements could enable a Participant to change the form and/or time of payment in violation of Code section 409A. For example, if a Participant has an election to receive benefits in installments and that election applies if she is Rule of 70 Eligible upon Separation From Service (but not otherwise), she could effectively revoke that election at Separation From Service and receive payment in the default form of payment by intentionally not satisfying the Release Requirements. Because the Company believes the foregoing would violate Code section 409A, the Company has adopted the special provisions relating to Rule of 70 Eligibility stated herein that apply to Participants who have a Separation from Service on or after January 1, 2005.

(b) Form of Payment. In recognition of paragraph (a), above, and notwithstanding provisions to the contrary, if (i) a Participant is not Rule of 70 Eligible solely because the Participant failed to satisfy the Release Requirements, (ii) the Participant properly elected an alternative form of payment, and (iii) the elected alternative form of payment applies if the Participant is Rule of 70 Eligible upon Separation From Service, then the Participant’s vested Account Balance shall be paid in the alternative form elected by the Participant in accordance with Section VI.C.2 and not in the Section VI.C Default Form of Payment.

D. Separation From Service After 2006. In the case of a Participant whose Separation From Service occurs on or after January 1, 2007, the vested Account Balance shall be payable to the Participant in the default form of payment set forth in Section VI.D.1 herein, unless a timely election for an alternative form of payment is made in accordance with Section VI.D.2 herein.

1. Default Form of Payment. Subject to Section VI.D.3(a), below, a Participant who, as of the date his Separation From Service occurs, either (a) is not Retirement Eligible, (b) is not Rule of 70 Eligible, or (c) is Retirement Eligible or Rule of 70 Eligible but does not make a timely election pursuant to Section VI.D.2. herein, shall receive his vested Account Balance, subject to Section VI.D.3(b) and Section VI.F herein, in a cash lump sum payment within 60 days following such Participant’s Separation From Service (referred to as the “Section VI.D Default Form of Payment”).

2. Alternative Form of Payment.

(a) Subject to the Subsequent Deferral Rules, a Participant who, as of the date his Separation From Service occurs, is either Retirement Eligible or Rule of 70 Eligible shall be permitted to elect to receive his entire vested Account Balance at a deferred date (as set forth below). A Participant who elects to receive his Account Balance in accordance with this Section VI.D.2(a) must also elect (i) when payments will commence, and (ii) whether the payment will be made

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

in a lump sum or in annual installments of two to 15 years, each consisting of an amount equal to his vested Account Balance divided by the number of installments then remaining (including the installment in question), payable commencing as of the month designated by the Participant and as of the same month each year thereafter until payment of all installments are made. A Participant electing the alternative form of payment under this Section VI.D.2(a) may further modify such election, provided that the subsequent election complies with this Section VI.D.2(a) and the Subsequent Deferral Rules.

3. Special Provisions Relating to Rule of 70 Eligibility/Involuntary Termination.

(a) Form of Payment. In recognition of Section VI.C.3(a), above, and notwithstanding provisions to the contrary, if (i) a Participant is not Rule of 70 Eligible solely because the Participant failed to satisfy the Release Requirements, and (ii) the Participant properly elected an alternative form of payment, and (iii) the elected alternative form of payment applies if the Participant is Rule of 70 Eligible upon Separation From Service, then the Participant’s vested Account Balance shall be paid in the alternative form elected by the Participant pursuant to Section VI.D.2(a) and not in the Section VI.D Default Form of Payment.

(b) Contingent Non-Elective Credits. On and after January 1, 2010, the Plan Account of a Participant who has an involuntary termination of employment may be credited with an additional Non-Elective Credit in the year after his Separation From Service if certain conditions set forth in the SIP are satisfied, including that the Participant sign and not revoke a release of claims. If this happens, the additional Non-Elective Credit will be paid as follows:

(i) If the Participant has not elected to defer payment of the Participant’s post-409A Account Balance (as defined in Section VI.D.4, below) to a date later than the date on which such Non-Elective Credits are credited, the additional Account Balance attributable to such Non-Elective Credits shall be paid to the Participant on February 1 of the year following the year in which the Participant’s Separation From Service occurs, subject to the grace period rule set forth at Section VIII.G.3.

(ii) If the Participant elected to defer payment of the Participant’s post-409A Account Balance to a date later than the date on which such Non-Elective Credits are credited, the additional Account Balance attributable to such Non-Elective Credits shall be paid at the same time and in the same form as the balance of the Participant’s post-409A Account Balance.

In no event will the time or form of payment of a Participant’s Account Balance as of Separation From Service be modified due to the crediting of any additional Non-Elective Credits.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

4. Prior Elections.

(a) The Company determined to preserve certain benefits, rights, and features of the Plan as in effect prior to enactment of Code section 409A, that is, to grandfather Account Balances to the extent earned and vested prior to January 1, 2005. In addition, during the 2005 and 2006 Plan Years, Participants were allowed to make separate elections as to the time or form of payment of Account Balances that were credited and vested prior to 2005 (“pre-409A Account Balance”) and as to Account Balances credited and vested after 2004 (“post-409A Account Balance”) (referred to as “split elections”). Effective as of January 1, 2007, split elections are no longer permitted but the Company has intended to preserve any elections made prior to 2005, existing split elections and the grandfathered status of the pre-409A Account Balances that remain subject to these grandfathered elections. Thus, the Company has administered the Plan consistent with such intent. However, the Company also has permitted and desires to continue permitting Participants with these grandfathered elections to make new payment elections in compliance with Code section 409A. Thus, the Company has adopted the rules set forth in this subsection 4.

(b) The following rules apply to a Participant (i) whose Separation From Service occurs on or after January 1, 2007, and (ii) who upon Separation From Service is either Retirement Eligible or Rule of 70 Eligible (disregarding the Release Requirements) and (iii) who made an alternative payment election under this Plan prior to January 1, 2007:

(i) The Participant’s pre-2007 election shall continue to apply until the Participant makes a new election that is permitted under the Plan.

(ii) If the Participant (1) made an election prior to January 1, 2005, and (2) did not make an election between January 1, 2005 and December 31, 2006, then (x) the pre-2005 election shall continue to apply with respect to the pre-409A Account Balance, and (y) the default form of payment shall apply to the post-409A Account Balance subject to a new election, in which case subparagraph (iv), below, shall apply.

(iii) If the Participant (1) made a split election, and (2) has not made a subsequent election, then the split election shall continue to apply subject to a new election, in which case subparagraph (iv), below, shall apply.

(iv) If the Participant makes a new election after 2006, then: (1) the Plan shall treat all amounts credited and vested under the Plan (including any BEP-Retirement Plan Credits) as a post-409A Account Balance, and (2) the new election and any subsequent election as to the time and/or form of payment shall apply to the Participant’s entire Account Balance.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

The tables attached to the Plan in Exhibit B demonstrate the manner in which the requirements of this Section VI.D.4 and the Subsequent Deferral Rules apply to a Participant described in this paragraph (b).

5. Subsequent Deferral Rules. This Section VI.D.5 sets forth rules that a Participant must satisfy to elect an alternative time and/or form of payment or to modify an existing alternative payment election under various provisions of the Plan.

(a) A Participant who has a Separation From Service on or after April 1, 1995 and prior to January 1, 2005 must make any election that is subject to the Subsequent Deferral Rules not less than 90 days prior to such Participant’s Separation From Service.

(b) With respect to a Participant who has a Separation From Service on or after January 1, 2005 and prior to January 1, 2007, any election that is subject to the Subsequent Deferral Rules must satisfy the following:

(i) Such election must be made no later than 12 months prior to the date of such Participant’s Separation From Service.

(ii) With respect to the portion of such Participant’s Account Balance credited or vested on or after January 1, 2005, payments cannot commence earlier than five years following such Participant’s Separation From Service.

(c) With respect to a Participant who has a Separation From Service on or after January 1, 2007, any election that is subject to the Subsequent Deferral Rules must satisfy the following:

(i) If the Participant has in effect a pre-2005 payment election or a split election, any further modification will override the existing election and the Participant’s entire Account Balance will be treated as a post-409A Account Balance.

(ii) Such election must be made no later than 12 months prior to the date of such Participant’s Separation From Service.

(iii) Such election will not be valid and effective until 12 months after it is received by the Plan Administrator.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

(iv) Such election must provide for a payment date that is at least five years later than the date that (1) payment otherwise would have been made or (2) in the case of installment payments, which shall constitute a single form of payment, the date the first installment payment was scheduled to be made, in either case under the default payment terms or prior payment election.

(v) For elections made on or after January 1, 2012, the payment date or payment commencement date elected shall be no later than ten years following the Participant’s Separation From Service. Notwithstanding the foregoing, a Participant who elected prior to January 1, 2012 to defer payment of his post-409A Account Balance to six years after Separation From Service may make a single subsequent election for payment to be made or commence eleven years following such Participant’s Separation From Service.

6. BEP-Retirement Plan Credits.

(a) Background. The Company determined to preserve certain benefits, rights, and features of the BEP-Retirement Plan as in effect prior to Code section 409A, that is, to grandfather benefits under that plan to the extent accrued and vested prior to January 1, 2005. In addition, during the 2005 and 2006 Plan Years, Participants were allowed to make split elections under the BEP-Retirement Plan as to benefits accrued and vested under that plan prior to 2005 (“pre-409A BEP-Retirement Plan Benefits”) and as to benefits accrued and vested after 2004 (“post-409A BEP-Retirement Plan Benefits”). Effective as of January 1, 2007, split elections are no longer permitted under the BEP-Retirement Plan. The Company has permitted and desires to continue permitting Participants with pre-2005 or split elections under the BEP-Retirement Plan to make new distribution elections. The only alternative distribution method available under the BEP-Retirement Plan with respect to an election made after 2006 is a credit to this Plan. The Subsequent Deferral Rules also apply to changes in the time and/or form of payment of post-409A BEP-Retirement Plan Benefits. In some cases, a payment election in effect under this Plan will satisfy those rules with respect to BEP-Retirement Plan Credits and in other cases a new election under this Plan will be required. The rules set forth in this subsection 6 are intended to coordinate transfers from the BEP-Retirement Plan with payment elections under this Plan in a way that complies with Code section 409A and thus apply when a Participant elects to transfer benefits from the BEP-Retirement Plan to this Plan.

(b) Rules.

(i) A Participant may not transfer back to the BEP-Retirement Plan any amount credited from the BEP-Retirement Plan to this Plan pursuant to an election made on or after January 1, 2005.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

(ii) If a Participant made an alternative payment election under this Plan with respect to his post-409A Account Balance that would satisfy the Subsequent Deferral Rules (in other words, would result in a “permitted landing place”) with respect to his BEP-Retirement Plan Credits, then (1) the amounts transferred will be paid at the same time and in the same form as his post-409A Account Balance and (2) any election made with respect to the Participant’s pre-409A Account Balance will separately remain in effect, unless and until the Participant makes a subsequent election. For the avoidance of doubt, a Participant described in this clause (ii) may, at the time he makes an election to have amounts credited from the BEP-Retirement Plan to this Plan, make a new election under and in accordance with the terms of this Plan so that the transfer results in a permitted landing place with respect to his entire Account Balance. In that case, his entire Account Balance will then be treated as a post-409A Account Balance.

(iii) If a Participant has not made an alternative payment election under this Plan with respect to his post-409A Account Balance that would result in a permitted landing place for his BEP-Retirement Plan Credits, then the Participant must, at the same time as such election is made under the BEP-Retirement Plan, make an election under this Plan for a permissible time and form of payment that results in a permitted landing place with respect to his entire Account Balance. If a new election is required under this clause (iii), the Participant’s entire Account Balance will then be treated as a post-409 Account Balance.

(iv) A Participant who makes any election described in this Section VI.D.6 may further modify such election only if the subsequent election is (1) for a time and form of payment permitted under the Plan and (2) satisfies the Subsequent Deferral Rules with respect to the Participant’s entire Account Balance.

E. De Minimis Lump Sum. Notwithstanding any provision of the Plan or payment election of a Participant to the contrary:

1. If the value of the vested Account Balance of a Participant whose Separation From Service occurs on or after April 1, 1995 and prior to January 1, 2006 is $15,000 or less, such vested Account Balance shall be paid to or in respect of the Participant in a single lump sum on the first day of the month following such Participant’s Separation From Service, and

2. If the value of the vested Account Balance of a Participant whose Separation From Service occurs on or after January 1, 2006 is less than $10,000, such vested Account Balance shall be paid to or in respect of the Participant in a single lump sum on the first day of the month following such Participant’s Separation From Service, provided, however, that no payment shall be made under this Section VI.E unless such payment results in the termination and

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

liquidation of the entirety of the Participant’s interest under the Plan, including all agreements, methods, programs, or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under Treasury Regulation section 1.409A-1(c)(2).

F. Specified Employees. Notwithstanding any provision of the Plan or payment election of a Participant to the contrary, if a Participant is a Specified Employee at his Separation From Service, payment of his Account Balance shall occur no earlier than the date that is six months after the Participant’s Separation From Service (unless such Participant dies, in which event the vested Account Balance shall be payable in accordance with Section VI.G hereof); except, however, that (1) if such Specified Employee’s Separation From Service occurs prior to January 1, 2007, then only the Participant’s post-409 Account Balance shall be subject to such six-month payment delay, and (2) if such Specified Employee’s Separation From Service occurs after December 31, 2006 and the Specified Employee has in effect a payment election made prior to January 1, 2007, as documented in Exhibit B to the Plan, then the Participant’s pre-409A Account Balance shall be paid in accordance with such election without regard to this Section VI.F. Any portion of the vested Account Balance that would otherwise be paid to a Specified Employee prior to the end of such six-month period shall be paid on the last day of the payroll period that begins coincident with or next following the six-month anniversary of the Participant’s Separation From Service or as soon as reasonably practicable after that date in accordance with the grace period rule set forth at Section VIII.G.3.

G. Payment of Account Balances in the Event of the Participant’s Death. A Participant may designate a Beneficiary to receive payment of all or part of the value of his or her vested Account Balance in the event of his or her death, if such Beneficiary shall be living at the time of his or her death, and such designation may be changed or revoked. Any such designation (including any designation that replaces a previous designation) shall be made on a form to be provided for this purpose or such other means as the Company shall determine and communicate to Participants from time to time, shall be signed by the Participant (including by means of electronic signature, if applicable), and shall be valid only if delivered to his Participating Employer (or received in electronic form, if applicable), prior to his or her death. In the event of the death of the Participant prior to the Participant’s being Retirement Eligible or Rule of 70 Eligible, the value of his or her vested Account Balance with respect to which a designation of Beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed to the surviving designated Beneficiary in a cash lump sum payment on the first day of the year following the year in which the Participant dies, subject to the grace period rule set forth at Section VIII.G.3. In the event of the death of the Participant

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

after the Participant is Retirement Eligible (whether or not employed by the Company on the date of death) or Rule of 70 Eligible (disregarding the Release Requirements), the value of his or her vested Account Balance with respect to which a designation of Beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed to the surviving designated Beneficiary at the same time and in the same form of payment that would have been made to the Participant had he survived. In the event of the Beneficiary’s death after payments have commenced to the Beneficiary, but prior to the complete distribution of the Participant’s vested Account Balance, the remaining value of the Participant’s Account Balance shall be distributed to the Beneficiary’s estate in a cash lump sum payment on the first day of the year following the year in which the Beneficiary dies, subject to the grace period rule set forth at Section VIII.G.3. If the Participant has not designated a Beneficiary, or if no designated Beneficiary shall be living at the time of the Participant’s death, and the Participant has designated a Beneficiary under the SIP, such designation shall be deemed a designation for purposes of this Plan. If the Participant has not designated a Beneficiary under this Plan or the SIP, or if no Beneficiary designated under this Plan or the SIP shall be living at the time of the Participant’s death, then the Participant’s vested Account Balance shall be distributed to the same individuals in the same proportions as the Participant’s benefit under the SIP is distributed pursuant to the terms of the SIP. Payment to one or more of such persons shall completely discharge the Plan with respect to the amount so paid and there will be no duty to verify the validity of such payment under applicable laws and regulations regarding community property, legal conjugal partnership, inheritance and decedent’s estates. If a question arises as to the legality, existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Savings Plan Committee, in its sole discretion, may distribute such payment to the Participant’s estate without liability for any tax or other consequences that might flow therefrom or may take such other action as the Savings Plan Committee deems to be appropriate.

H. Distribution for Unforeseeable Emergency. If a Participant shall establish to the satisfaction of the Savings Plan Committee or its designee in accordance with principles and procedures established by the Savings Plan Committee which are applicable to all persons similarly situated that a withdrawal to be made by him pursuant to this Section VI.H is to be made by reason of an Unforeseeable Emergency, the Participating Employer shall distribute to the Participant the amount reasonably necessary to meet such Unforeseeable Emergency but not more than the value of his vested Account Balance.

I. Other Permissible Payment Events. All or a portion of the value of the vested Account Balance may be paid if and to the extent reasonably necessary to permit the Participant to avoid the violation of an applicable Federal, state, local or foreign ethics law or conflicts of interest law within the meaning of Treasury Regulation section 1.409A-3(j)(4)(iii)(B).

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

J. No Post-Separation Elections. Notwithstanding anything herein to the contrary, a Participant may not make any election(s) regarding the time and form of the payment of the value of his or her vested Account Balance subsequent to the occurrence of his Separation From Service. For the avoidance of doubt, a distribution for Unforeseeable Emergency pursuant to Section VI.H hereof shall not be considered an election regarding the time and form of payment for purposes of Section VI.J.

K. Prohibition on Acceleration of Payments.

1. In general. Except as provided in Section VI.K.3, the Plan and the Plan Administrator shall not permit the acceleration of the time or schedule of any payment or amount scheduled to be paid pursuant to the terms of the Plan, and shall not make any such accelerated payment. For purposes of determining whether a payment of deferred compensation has been made, Treasury Regulation section 1.409A-3(f) shall apply. For purposes of this Section VI.K, an impermissible acceleration does not occur if payment is made in accordance with Plan provisions or an election as to the time and form of payment in effect at the time of initial deferral (or added in accordance with the rules applicable to subsequent deferral elections under Treasury Regulation section 1.409A–2(b)) pursuant to which payment is required to be made on an accelerated schedule as a result of an intervening event that is an event described in Treasury Regulation section 1.409A-3(a)(1) (separation from service), (2) (Participant becoming disabled), (3) (Participant’s death), (5) (change in control), or (6) (unforeseeable emergency). Additionally, it is not an acceleration of the time or schedule of payment of a deferral of compensation if a Participating Employer waives or accelerates the satisfaction of a condition constituting a substantial risk of forfeiture applicable to such deferral of compensation, provided that the requirements of Code section 409A (including the requirement that the payment be made upon a permissible payment event) are otherwise satisfied with respect to such deferral of compensation.

2. Beneficiaries. The rules of this Section VI.K shall apply to elections by beneficiaries with respect to the time and form of payment, as well as elections by Participants with respect to the time and form of payment to beneficiaries. An election to change the identity of a beneficiary shall not constitute an acceleration of a payment merely because the election changes the identity of the recipient of the payment, if the time and form of the payment is not otherwise changed.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

3. Exceptions.

(a) In general. Except as otherwise expressly provided in provisions of the Plan (other than this Section VI.K.), acceleration is permitted in accordance with paragraphs VI.K.3(b) through (j) of this section. In each instance below the distribution may be made in the discretion of the Compensation Committee or its delegate, acting strictly on behalf of the Company and applying such exceptions in accordance with and only to the extent permitted by Code section 409A and any regulations thereunder. In no event shall a Participant have any discretion with respect to whether such distribution is made.

(b) Conflicts of interest.

(i) The Plan shall accelerate the time of a payment under the Plan, to the extent that the Compensation Committee determines it necessary for any Federal officer or employee in the executive branch to comply with an ethics agreement with the Federal government.

(ii) The Plan shall accelerate the time or schedule of a payment under the Plan, to the extent that the Compensation Committee determines it reasonably necessary, within the meaning of Treasury Regulation section 1.409A-3(j)(4)(iii), to avoid the violation of an applicable Federal, state, local, or foreign ethics law or conflicts of interest law (including where such payment is reasonably necessary to permit the Participant to participate in activities in the normal course of his or her position in which the Participant would otherwise not be able to participate under an applicable rule).

(c) Limited cashouts. The Plan shall pay mandatory lump sum payments in accordance with, and subject to the provisions of, Section VI.E.

(d) Payment of employment taxes. The Compensation Committee may accelerate the time or schedule of a payment, to pay the Federal Insurance Contributions Act (FICA) tax imposed under Code sections 3101, 3121(a), and 3121(v)(2), or the Railroad Retirement Act tax imposed under Code sections 3201, 3211, 3231(e)(1), and 3231(e)(8), where applicable, on compensation deferred under the plan (the FICA or RRTA amount). Additionally, the Compensation Committee may accelerate the time or schedule of a payment to pay the income tax at source on wages imposed under Code section 3401 or the corresponding withholding provisions of applicable state, local, or foreign tax laws as a result of the payment of the FICA or RRTA amount, and to pay the additional income tax at source on wages attributable to the pyramiding Code section 3401 wages and taxes. However, the total payment under this acceleration provision must not exceed the aggregate of the FICA or RRTA amount, and the income tax withholding related to such FICA or RRTA amount.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

(e) Payment upon income inclusion under section 409A. The Compensation Committee may accelerate the time or schedule of a payment at any time the Plan fails to meet the requirements of Code section 409A and the final Treasury Regulations issued under Code section 409A, provided such payment may not exceed the amount required to be included in income as a result of the failure to comply with the requirements of Code section 409A and the regulations thereunder.

(f) Cancellation of deferrals following an unforeseeable emergency or hardship distribution. Cancellation of deferrals in accordance with, and subject to the provisions of, Section IV.E is permitted.

(g) Plan terminations and liquidations. Payment under the Plan may be made where the acceleration of the payment is made pursuant to a termination and liquidation of the Plan (including a plan termination described in Section VIII.A) provided such termination or liquidation and the payment pursuant thereto satisfies the requirements of Treasury Regulation section 1.409A-3(j)(4)(ix)(A), (B) or (C).

(h) Payment of state, local, or foreign taxes. The Compensation Committee may accelerate the time and form of a payment to reflect payment of state, local, or foreign tax obligations arising from participation in the Plan that apply to an amount deferred under the Plan before the amount is paid or made available to the Participant (the state, local, or foreign tax amount). Such payment may not exceed the amount of such taxes due as a result of participation in the Plan. Such payment may be made by distributions to the Participant in the form of withholding pursuant to provisions of applicable state, local, or foreign law or by distribution directly to the Participant. The total payment under this acceleration provision shall not exceed the aggregate of the state, local, and foreign tax amount, and the income tax withholding related to such state, local, and foreign tax amount.

(i) Certain offsets. The Compensation Committee may accelerate the time or schedule of a payment as satisfaction of a debt of the Participant to the Company or his or her Participating Employer, provided such debt is incurred in the ordinary course of the employment relationship, the entire amount of reduction in any year does not exceed $5,000, and the reduction is made at the same time and in the same amount as the debt otherwise would have been due and collected from the Participant.

(j) Bona fide disputes as to a right to a payment. The Compensation Committee may accelerate the time or schedule of one or more payments where such payments occur as part of a settlement between the Participant and the Company or Participating Employer of an arm’s length, bona fide dispute as to the Participant’s right to the deferred amount. Discretion to

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

accelerate payments, other than due to an arm’s length settlement of a bona fide dispute as to the Participant’s right to the deferred amount, is not permitted under this paragraph. Whether a payment qualifies for the exception under this paragraph is based on all relevant facts and circumstances. A payment will be presumed not to meet this exception unless the payment is subject to a substantial reduction in the value of the payment made in relation to the amount that would have been payable had there been no dispute as to the Participant’s right to the payment. For this purpose, a reduction that is less than 25% of the present value of the deferred amount in dispute generally is not a substantial reduction. In addition, a payment will be presumed not to meet this exception if the payment is made proximate to a downturn in the financial health of the Company.

(k) An authorized delegate of the Compensation Committee may act in the name, place, and stead of the Compensation Committee with respect to the exceptions stated in paragraphs (b), (d), (e), (f), (h), (i), and (j), above.

4. Deemed Acceleration Due to Deferral Election Changes Under the SIP. The following actions or inactions will not constitute an acceleration of a payment under the Plan even if in accordance with the terms of the Plan, the actions or inactions result in a decrease in the amounts deferred under the Plan, provided that such actions or inactions do not otherwise affect the time or form of payment under the Plan:

(a) A Participant’s action or inaction under the SIP with respect to Pre-Tax Contributions under the SIP, including an adjustment to a deferral election under the SIP, provided that for any given taxable year, the Participant’s action or inaction does not result in a decrease in the amounts deferred under this Plan and any other nonqualified deferred compensation plan in which the Participant participates (other than Matching Credits and similar contingent benefits credited under other nonqualified deferred compensation plans) in excess of the limit with respect to elective deferrals under Code section 402(g)(1)(A), (B), and (C) in effect for the taxable year in which such action or inaction occurs; and/or

(b) A Participant’s action or inaction under the SIP with respect to Pre-Tax Contributions under the SIP and After-Tax Contributions to the SIP by the Participant that affects the amounts that are credited as Matching Credits or other similar contingent benefits under this Plan and any other nonqualified deferred compensation plan in which the Participant participates, provided that the total of such Matching Credits and other contingent benefits never exceeds 100% of the Matching Contributions that would be provided under the SIP absent any plan-based restrictions in the SIP that reflect limits on qualified plan contributions under the Code.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

VII. ADMINISTRATION OF THE PLAN.

A. Administration. The Savings Plan Committee shall administer this Plan. As Plan Administrator, the Savings Plan Committee shall have full discretionary authority to answer all questions arising in connection with the Plan, including its interpretation, application and administration, may adopt procedural rules, and may employ and rely on such legal counsel, such actuaries, such accountants and such agents as it may deem advisable to assist in the administration of the Plan. Any and all decisions of the Savings Plan Committee as to interpretation or application of this Plan shall be conclusive and binding on all persons, shall be given full force and effect, and shall be reviewed by any court or arbitrator on an arbitrary and capricious standard, rather than a de novo standard.

B. Delegation. The Savings Plan Committee may (1) designate a person or persons and/or appoint an administrative committee to carry out the day-to-day administration of the Plan, and (2) authorize any agent to execute or deliver any instrument or make any payment on the Savings Plan Committee’s behalf or provide such services as the Savings Plan Committee may require in carrying out the provisions of the Plan.

C. Limitation of Liability. Neither the Savings Plan Committee nor any member of the Board of Directors nor any officer, employee or agent of the Company shall incur any liability individually or on behalf of any other individuals or on behalf of the Company for any act, or failure to act, in relation to the Plan or the funds of the Plan unless such action or inaction is adjudged to be due to fraud. The Savings Plan Committee and each member of the Board of Directors shall be entitled, in good faith, to rely or act upon any report or other information furnished to him by any other officer or other employee of the Company, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel or other professional retained by the Company. None of the Savings Plan Committee, the Compensation Committee or any member of the Board of Directors shall be entitled to act on or decide any matter relating solely to himself or any of his rights or benefits under the Plan.

D. Indemnification. The Savings Plan Committee, each member of the Board of Directors and their delegates, and the officers, employees and agents of the Company shall be indemnified by the Company, to the extent permitted by the Company’s certificate of incorporation or by the Company’s bylaws, against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, unless such action or inaction is adjudged to be due to fraud.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

E. Claims Procedure. All claims for benefits under the Plan shall be submitted and reviewed in accordance with the Claims Appeal Guidelines (attached hereto). No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim of benefits under the Plan until the claimant has first exhausted the Plan’s review procedures set forth in the Claims Appeal Guidelines. Any and all decisions of the Company pursuant to the Claims Appeal Guidelines shall be conclusive and binding on all persons, shall be given full force and effect, and shall be reviewed by any court or arbitrator on an arbitrary and capricious standard, rather than a de novo standard.

F. Statute of Limitations. A claimant may not bring a lawsuit to recover benefits under the Plan until he has exhausted the internal administrative process established pursuant to this Section VII. No legal action may be commenced at all unless commenced no later than three (3) years following the issuance of a final decision on the claim for benefits, or the expiration of the final appeal decision period if no decision is issued. This three-year statute of limitations on suits for all benefits shall apply in any forum where the claimant may initiate such suit.

G. Expense. Expenses of the Savings Plan Committee attributable to the administration of the Plan shall be paid directly by the Company.

VIII. GENERAL PROVISIONS.

A. Termination of the Plan. The Board of Directors of the Company reserves the right to terminate the Plan at any time, and the Company or any other Participating Employer may terminate this Plan with respect to its Employees who participate in the SIP; provided, however, that no such termination shall be effective retroactively. As of the effective date of termination of the Plan:

1. The rights of a Participant to his Plan Account established under this Plan shall become non-forfeitable.

2. The Account Balance of any Participant (or his Beneficiary) whose Account Balance payments have commenced shall continue to be paid;

3. No further amounts may be credited to the Plan Account of a Participant whose Account Balance payments have not commenced and such Participant (or his Beneficiary) shall retain the right to an Account Balance hereunder; and

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

4. Account Balance payments that have not commenced as of the Plan termination date may be accelerated provided that (a) the Company’s termination and liquidation of the Plan does not occur proximate to a downturn in the financial health of the Company, (b) no payment of Account Balances are made earlier than 12 months after all action necessary to irrevocably terminate and liquidate the Plan has been completed other than payments that would be payable under the terms of the Plan if the action to terminate and liquidate the Plan had not occurred, (c) all payment of Account Balances are completed within 24 months thereafter, (d) all other nonqualified account balance plans maintained by the Company that would be aggregated with the Plan under Treasury Regulation section 1.409A-1(c) are terminated with respect to all participants in such plans, and (e) the Company does not adopt a new plan that would be aggregated with any terminated plan under Treasury Regulation section 1.409A-1(c) if the Participant participated in both plans, at any time within three years following the date the Company takes all necessary action to irrevocably terminate and liquidate the Plan, and (f) the conditions of Treasury Regulation section 1.409A-3(j)(ix)(C) are satisfied.

B. Plan Not a Contract of Employment. Nothing in this Plan shall be construed as giving any Employee the right to be retained in the employ of any Participating Employer. Each Participating Employer in the Plan expressly reserves the right to dismiss any Employee at any time without regard to the effect which such dismissal might have upon him under the Plan.

C. Amendment. This Plan may be amended at any time by the Compensation Committee or by the Savings Plan Committee at any time in accordance with the materiality guidelines regarding modifications to employee benefit plans established by the Compensation Committee, except that no such amendment shall deprive any Participant of the amount then credited to his Plan Account and vested at the time of such amendment.

D. Funding. All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company and the other Participating Employers. Benefits payable under this Plan, as well as any administrative costs related to the Plan, shall not be funded and shall be made out of the general assets of the Company and the other Participating Employers or any grantor trust established for this purpose.

The Company may, in its discretion, establish a grantor trust for the benefit of the Participants of the Plan. The assets placed in such trust shall be held separate and apart from other Company funds and shall be used exclusively for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:

1. the creation of said trust shall not cause the Plan to be other than “unfunded” for purposes of Title I of ERISA;

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

2. the Company shall be treated as “grantor” of said trust for purposes of section 677 of the Code;

3. the agreement of such trust shall provide that its assets may be used upon the insolvency or bankruptcy of the Company to satisfy claims of the Company’s general creditors and that the rights of such general creditors are enforceable by them under federal and state law;

4. the trust shall not be established as an offshore trust; and

5. the trust shall not provide that its assets will become restricted to the payment of the Account Balances in the event of a change in the financial health of the Company.

To the extent that a grantor trust is established by the Company, the Savings Plan Committee may from time to time reserve unto itself the right to vote any shares of equity securities held in a trust fund or may permit such other committee, or investment manager or managers as it may designate to exercise such responsibility.

No Participant or Beneficiary shall have any right, title or interest whatsoever in or to any investments that the Company may make to aid the Company in meeting its obligation hereunder or assets held by any trust. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or Beneficiary. To the extent that any person acquires a right to receive payments from the Company hereunder, such rights are no greater than the right of an unsecured general creditor of the Company.

E. Facility of Payment. In the event that the Company shall find that a Participant or Beneficiary is unable to care for his affairs because of illness or accident, or because such individual is a minor or has died, the Company may, unless a claim shall have been made therefore by a duly appointed legal representative, direct that any benefit payment due to him pursuant to this Plan, to the extent not payable from a grantor trust, be paid on his behalf to his spouse, a child, a parent or other blood relative, or to a person with whom he resides, and any such payment so made shall be a complete discharge of the liabilities of the Company and the Plan therefor.

F. Withholding Taxes. The Company shall deduct from any payment made under the Plan the amount of withholding taxes due any federal, state or local authority in respect of such payment and take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such withholding, including, without limitation, satisfaction of the obligation to pay Federal Insurance Contributions Act (FICA) taxes imposed under the Code and/or to pay state, local or foreign tax obligations arising from participation in the plan in accordance with Treasury Regulation section 1.409A-3(j)(4)(vi) or (xi).

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

G. Compliance with Code Section 409A.

1. It is intended that the terms of the Plan and Participant and Beneficiary rights hereunder meet applicable requirements of Code section 409A and the final Treasury Regulations promulgated thereunder so that a Participant or Beneficiary is not deemed to be in constructive receipt of compensation until such time as benefits are actually paid. The Plan shall be interpreted and administered to the extent possible in a manner consistent with the foregoing statement of intent.

2. In each case where the Plan provides for the payment of post-409A Account Balances within a fixed period of time after Separation From Service (e.g., within 60 days after Separation From Service) and such period beings and ends in different calendar years, the exact payment date within such range shall be determined by the Plan Administrator, in its sole discretion, and the Participant shall have no right to designate the year in which the payment shall be made.

3. In each case where the Plan provides for the payment of amounts on a specified date (for example, February 1 or the first day of the year following the year in which a Participant or Beneficiary dies), such amounts shall be treated as distributed on that date if they are distributed no earlier than 30 days before such date and no later than the last day of the calendar year in which such date occurs, or, if later, by the 15th day of the third calendar month after such date occurs, subject to and in accordance with the provisions of Treasury Regulation section 1.409A-3(d), including without limitation the requirement that the employee shall in no event have the right directly or indirectly to influence or designate the taxable year of payment.

4. In no event whatsoever shall the Company be liable for any additional tax interest or penalties that may be imposed on the Participant (or his Beneficiary) as a result of Code section 409A or any damages for failing to comply with Code section 409A.

H. Construction.

1. This Plan shall be construed, regulated, administered and enforced under the laws of the State of New York, without regard to its conflict of laws provisions, to the extent such laws are not superseded by applicable federal law.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

2. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may be read to include the feminine and the feminine may be read to include the masculine.

3. The illegality of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such invalid provision were omitted.

4. Headings and subheadings in the Plan are for reference only, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

I. Successors and Assigns. The Plan shall be binding on the Company’s successors and assigns. No right, title or interest of any kind in the Plan or any benefit under the Plan shall be (1) transferable or assignable by a Participant (or his Beneficiary), (2) be subject to alienation, anticipation, sale, pledge, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, or (3) be subject to debts, contracts, liabilities or engagements, torts of any Participant (or his Beneficiary), pre-nuptial agreement, divorce decree or agreement in relation to a divorce decree, other equitable property distribution incident to divorce or other dissolution of marriage, or court order including but not limited to a domestic relations order and/or a qualified domestic relations order under the SIP. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

IX. EFFECTIVE DATE.

This amended and restated Plan shall be effective as of January 1, 2012, except as otherwise specified herein.

X. SPECIAL PROVISIONS RELATING TO THE SPIN-OFF OF U.S. MEAD JOHNSON TRANSFERRED EMPLOYEES.

A. Introduction. Pursuant to that certain Separation Agreement by and among the Company, Mead Johnson Nutrition Company, and MJN Restructuring Holdco, Inc., dated January 31, 2009 (the “Separation Agreement”), the business of the Company was separated, effective as of the Separation Date (as defined below), into two independent businesses, the “Company Business” and the “Mead Johnson Business,” and the assets and liabilities of the Mead Johnson Business were transferred to MJN Restructuring Holdco., Inc. and members of the “Mead Johnson Group” as that term is defined in Section 1.49 of that certain Employee Matters Agreement by and between BMS and MJN Restructuring Holdco., Inc., dated

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

January 31, 2009, (collectively referred to herein as “Mead Johnson”). Pursuant to the Separation Agreement, the Company and MJN Restructuring Holdco, Inc., entered into that certain Employee Matters Agreement, dated January 31, 2009 (the “Employee Matters Agreement”), which allocated between them the assets, liabilities and responsibilities with respect to, among other things, certain employee benefit plans and programs. Pursuant to the Employee Matters Agreement, and that certain Plan Transfer Agreement by and between the Company and MJN Restructuring Holdco, Inc., dated January 31, 2009 (the “Plan Transfer Agreement”), and notwithstanding anything in this Plan to the contrary, and as outlined in more detail in this Section X and subject to all of the provisions contained herein, (1) effective on the Separation Date, Mead Johnson adopted the Mead Johnson Benefit Equalization Plan-Retirement Savings Plan (the “Mead Johnson Plan”) and ceased to be a Participating Employer in the Plan, and each Participant who is a “US Mead Johnson Transferred Employee,” as defined in the Employee Matters Agreement, ceased accruing benefits under this Plan, (2) all benefit obligations accrued pursuant to the Plan of the US Mead Johnson Transferred Employees were assigned to and assumed by Mead Johnson pursuant to the Mead Johnson Plan, and (3) on and after the Separation Date, no employee of Mead Johnson shall be eligible to become a Participant in, or accrue or receive any benefit under, the Plan. This Section X is intended to provide provisions required to effectuate the foregoing.

B. Effective Date. This Section X shall be effective as of February 9, 2009 (the “Separation Date”).

C. Applicability. Notwithstanding anything in the Plan to the contrary, the provisions of this Section X modify and shall supersede any provision of the Plan to the contrary. Each provision of the Plan other than those of this Section X, shall be subject to this Section X, and in the event of any inconsistency between such provision and Section X, the provisions of this Section X shall govern.

D. Plan Spin-off. Notwithstanding anything in this Plan to the contrary, and as provided in more detail in this Section X, effective as of the Separation Date:

1. Mead Johnson ceased to be a Participating Employer in the Plan;

2. Each Participant who is a “US Mead Johnson Transferred Employee” (as defined in the Employee Matters Agreement) ceased accruing benefits under this Plan;

3. The liability for all benefits under the Plan of the US Mead Johnson Transferred Employees (including, without limitation, all accrued benefits as of the Separation Date, and all related benefits, rights and features, ancillary

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

benefits, and optional forms of distribution) (“Mead Johnson Liabilities”) were assigned to and assumed by Mead Johnson pursuant to the Mead Johnson Plan (such assignment and assumption of Mead Johnson Liabilities being referred to as the “Spin-off”); and

4. On and after the Separation Date, no employee of Mead Johnson shall be eligible to become a Participant in, or accrue or receive a benefit under, the Plan.

E. Eligibility to Participate in the Plan. Notwithstanding anything in the Plan to the contrary, including, without limitation, the provisions of Section II, effective on and after the Separation Date, no employee of Mead Johnson shall become a Participant in, or accrue benefits under, the Plan during any period in which he is employed by Mead Johnson. In the case of an individual who was a Participant in the Plan prior to the Separation Date, who became a US Mead Johnson Transferred Employee on that date, and whose accrued benefit was transferred to the Mead Johnson Plan, such individual shall no longer be eligible to participate in the Plan, to accrue any benefit under the Plan, or to receive any benefit under the Plan.

F. No Benefit Payable Hereunder. Notwithstanding anything in the Plan to the contrary, from and after the Separation Date, the Mead Johnson Plan shall be solely responsible for, and the Plan, the fiduciaries with respect to the Plan, and the Company shall not have any liability for, any of the Mead Johnson Liabilities. Subject to Section G, below, (1) in no event shall any benefit be payable under the Plan to a US Mead Johnson Transferred Employee; and (2) any additional service or compensation earned by such individual on or after the Separation Date shall not be taken account under this Plan for any purpose, and shall have no effect on, or cause any benefit to be payable under, this Plan.

G. Rehires. Notwithstanding anything herein to the contrary, in the case of a US Mead Johnson Transferred Employee who, prior to the Separation Date, was a Participant in the Plan and whose benefits under the Plan were transferred as of that date to the Mead Johnson Plan, and who later terminates employment with Mead Johnson and is reemployed by Bristol-Myers Squibb Company (or one of its affiliates other than Mead Johnson and its subsidiaries) (“BMS”) and becomes a Participant in the Plan upon the satisfaction of the conditions of Section III, his Hours of Service and Years of Service shall be taken into account, in accordance with the terms of the Plan other than those of this Section X, for purposes of determining his eligibility for and the vested status of any benefit to which he may become entitled under the Plan on account of his period of reemployment, and otherwise to the extent that such Hours of Service and Years of Service would be recognized with respect to a rehired employee under the terms of the Plan other than those of this Section X.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

H. No Separation from Service. The Spin-off shall in no event be construed to give rise to a Separation from Service under the Plan that would entitle a Participant to a distribution, and in no event shall any US Mead Johnson Transferred Employee be entitled to a distribution of any benefit hereunder as a result of the Spin-off. The right of a US Mead Johnson Transferred Employee to a distribution under the Mead Johnson Plan shall be determined under the terms of that Plan.

*        *        *        *

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

EXHIBIT A

CLAIMS APPEAL GUIDELINES

(Attached)

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

EXHIBIT B

TABLE I

Elections in Effect Made Prior to 2006 – General Rules

Form of Payment Elected for Pre-409A Account Balance	Post-409A Account Balance Paid in Post-2007 Default Form	If Participant Makes an Election After 2006 Under BEP-SIP
Lump Sum 1 year after Separation From Service	Lump Sum upon Separation From Service

1.  Entire Account Balance becomes subject to Code section 409A.

2.  Entire Account Balance distributed at same time and in same form.

3.  Available Options: Lump sum or up to 15 annual installments.

4.  MUST defer payment of lump sum or commencement of installments 5 more years in addition to existing 1 year.

5.  Lump sum may not be made or installments may not commence any later than 10 years after Separation From Service.

Lump Sum upon Separation From Service No election Five annual installments beginning immediately after Separation From Service

1.  Entire Account Balance becomes subject to Code section 409A.

2.  Entire Account Balance distributed at same time and in same form.

3.  Available Options: Lump sum or up to 15 annual installments.

4.  MUST defer payment of lump sum or commencement of installments at least 5 years from Separation From Service.

5.  Lump sum may not be made or installments may not commence any later than 10 years after Separation From Service.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

TABLE II

Elections in Effect Made Prior to 2006 – by Participant

Participant	Grandfathered Election for Payment of Pre-409A Account Balance	Form of Payment for Post- 409A Account Balance (Default)	If Participant Makes an Election After 2006 Under BEP-SIP
PG	Lump Sum 1 year after Separation From Service	Lump Sum upon Separation From Service

1.  Entire Account Balance becomes subject to Code section 409A.

2.  Entire Account Balance distributed at same time and in same form.

3.  Available Options: Lump sum or up to 15 annual installments.

4.  MUST defer payment of lump sum or commencement of installments 5 more years in addition to existing 1 year.

5.  Lump sum may not be made or installments may not commence any later than 10 years after Separation From Service.

JF HB RM	No election, so immediate lump Sum under default Five annual installments beginning immediately after Separation From Service Lump Sum upon Separation From Service

1.  Entire Account Balance becomes subject to Code section 409A.

2.  Entire Account Balance distributed at same time and in same form.

3.  Available Options: Lump sum or up to 15 annual installments.

4.  MUST defer payment of lump sum or commencement of installments at least 5 years from Separation From Service.

5.  Lump sum may not be made or installments may not commence any later than 10 years after Separation From Service.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

TABLE III

Split Elections – General Rules

Grandfathered Election Applicable to Pre-409A Account Balance	Election Applicable to Post-409A Account Balance	If Participant Makes an Election After 2006 Under BEP-SIP
Five annual installments commencing 1 year 3 months after Separation From Service	Two annual installments commencing five years after Separation From Service

1.  Entire Account Balance becomes subject to Code section 409A.

2.  Entire Account Balance distributed at same time and in same form.

3.  Available Options: Lump sum or up to 15 annual installments.

4.  MUST defer payment of lump sum or commencement of installments at least 5 more years from date already applicable to post-2004 accruals.

5.  Lump sum may not be made or installments may not commence any later than 10 years after Separation From Service.

Lump Sum 6 months after Separation From Service	Lump Sum 5 years after Separation From Service
None	Lump Sum 5 years after Separation From Service
Lump Sum 3 months after Separation From Service	Lump Sum 5 years after Separation From Service
Lump Sum 1 year after Separation From Service	Lump Sum 5 years after Separation From Service
Lump Sum 5 years after Separation From Service	Lump Sum 5 years after Separation From Service

Lump Sum 5 years after Separation From Service	Ten annual installments commencing 6 years after Separation From Service

1.  Entire Account Balance becomes subject to Code section 409A.

2.  Entire Account Balance distributed at same time and in same form.

3.  Available Options: Lump sum or up to 15 annual installments.

4.  MUST defer payment of lump sum or commencement of installments at least and not more than 5 more years from date already applicable to post-2004 accruals.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

TABLE IV

Split Elections – by Participant

Participant	Grandfathered Election Applicable to Pre- 409A Account Balance	Election Applicable to Post- 409A Account Balance	If Participant Makes an Election After 2006 Under BEP-SIP
CY	No election, so lump sum upon Separation From Service	No election, so lump sum upon Separation From Service

1.  Entire Account Balance becomes subject to Code section 409A.

2.  Entire Account Balance distributed at same time and in same form.

3.  Available Options: Lump sum or up to 15 annual installments.

4.  MUST defer payment of lump sum or commencement of installments at least 5 more years from date already applicable to post-2004 accruals.

5.  Lump sum may not be made or installments may not commence any later than 10 years after Separation From Service.

RM	Lump Sum 3 months after Separation From Service	Lump Sum 5 years after Separation From Service
BC	Lump Sum 6 months after Separation From Service	Lump Sum 5 years after Separation From Service
AC		Lump Sum 5 years after Separation From Service
EF		Lump Sum 5 years after Separation From Service
JC	Five annual installments beginning 1 Year 3 months after Separation From Service	Two annual installments beginning 5 years after Separation From Service
FP	Lump Sum 1 year after Separation From Service	Lump Sum 5 years after Separation From Service
MP	Lump Sum 5 years after Separation From Service	Lump Sum 5 years after Separation From Service
JS	Lump Sum 5 years after Separation From Service	Ten annual installments beginning 6 ears after Separation From Service

1.  Entire Account Balance becomes subject to Code section 409A.

2.  Entire Account Balance distributed at same time and in same form.

3.  Available Options: Lump sum or up to 15 annual installments.

4.  MUST defer payment of lump sum or commencement of installments at least and not more than 5 more years from date already applicable to post-2004 accruals.

Bristol-Myers Squibb Company

Benefit Equalization Plan – Savings and Investment Program

(Effective as of January 1, 2012)

B - 4